UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

Gevo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35073	87-0747704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously announced, Gevo Inc., a Delaware corporation (the “Company”), intends to offer and sell, subject to market and other conditions, common stock units (each a “Common Stock Unit”) in an underwritten public offering. The Company intends to use the net proceeds from the offering of Common Stock Units (the “Offering”), excluding any future proceeds from the exercise of the warrants included therein or sold in connection therewith, to ramp up startup production and sales at its facility in Luverne, Minnesota. The Company also intends to use a portion of the net proceeds from the Offering to repay $5.1 million in outstanding long-term debt obligations under its loan agreement with TriplePoint Capital LLC (“TriplePoint”), and may also use a portion of the net proceeds from the Offering to fund working capital and other general corporate purposes, which may include paying down additional long-term debt obligations of the Company and expenses associated with litigation.

The Common Stock Units are being offered and sold pursuant to a base prospectus dated May 15, 2013 and a prospectus supplement dated December 11, 2013 (together the “Prospectus”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-187893), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 15, 2013.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

Underwriting Agreement

On December 11, 2013, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co. (the “Underwriter”) relating to the sale and issuance by the Company of Common Stock Units to the Underwriter in a firm commitment underwritten public offering. Each Common Stock Unit consists of one share of the Company’s common stock and a warrant to purchase one share of the Company’s common stock (each a “Warrant”). The shares of common stock and Warrants will be immediately separable and will be issued separately but will be sold together in the Offering. The Warrants will be exercisable during the period commencing from the date of issuance and ending on December 16, 2018 at an exercise price of $1.85 per share of common stock (subject to adjustment under certain circumstances). Subject to the terms and conditions contained in the Underwriting Agreement, the Underwriter has agreed to purchase, and the Company has agreed to sell, 18,525,000 Common Stock Units at the public offering price, less certain underwriting discounts and commissions. The Company has agreed to reimburse the Underwriter for certain of its out-of-pocket expenses.

The Company has also granted the Underwriter an option, exercisable no later than 30 calendar days after the date of the Underwriting Agreement, to purchase up to an additional 2,778,750 shares of common stock and/or Warrants to purchase up to 2,778,750 shares of common stock. Subject to the terms and conditions of the Underwriting Agreement, the Underwriter is committed to purchase and pay for all of the Common Stock Units offered by the Prospectus, if any such Common Stock Units are taken. However, the Underwriter is not obligated to take or pay for the shares of common stock and/or the Warrants covered by the Underwriter’s over-allotment option unless and until such option is exercised.

The Underwriter proposes to offer the Company’s Common Stock Units directly to the public at the offering price of $1.35 per Common Stock Unit.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement are solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1, and the terms of which are incorporated herein by reference.

A copy of the opinion of Paul Hastings LLP relating to the legality of the issuance and sale of the Company’s securities in the Offering is attached as Exhibit 5.1 hereto.

Agreements with TriplePoint Capital LLC

On December 11, 2013, the Company entered into (i) an amendment (the “Security Agreement Amendment”) to that certain Plain English Security Agreement, by and between the Company and TriplePoint, dated as of September 22, 2010, as amended, which secures the Company’s guarantee of the obligations of Agri-Energy, LLC, a Minnesota limited liability company (“Agri-Energy”), under that certain Amended and Restated Plain English Growth Capital Loan and Security Agreement, by and among the Company, Agri-Energy and TriplePoint, dated as of October 20, 2011 (as amended, the “Amended Agri-Energy Loan Agreement”); (ii) an amendment (the “TriplePoint Amendment”) to the Amended Agri-Energy Loan Agreement; (iii) an amendment (the “First Warrant Amendment”) to that certain Plain English Warrant Agreement relating to Warrant Number 0647-W-01, by and between the Company and TriplePoint, dated as of August 5, 2010; (iv) an amendment (the “Second Warrant Amendment”) to that certain Plain English Warrant Agreement relating to Warrant Number 0647-W-02, by and between the Company and TriplePoint, dated as of August 5, 2010; (v) an amendment (the “Third Warrant Amendment”) to that certain Plain English Warrant Agreement relating to Warrant Number 0647-W-03, by and between the Company and TriplePoint, dated as of October 20, 2011; and (vi) a Plain English Intellectual Property Security Agreement, by and between the Company and TriplePoint (the “IP Security Agreement”).

The Security Agreement Amendment, TriplePoint Amendment, First Warrant Amendment, Second Warrant Amendment, Third Warrant Amendment and IP Security Agreement, among other things: (i) permit the offering of the Warrants and the incurrence of indebtedness by the Company under the Warrants; (ii) grant TriplePoint a lien and security interest in all of the intellectual property of the Company; (iii) expand the events of default to add as an event of default the repurchase of Warrants; (iv) contingent upon the satisfaction of certain conditions precedent (including (A) receipt by the Company of not less than $15.0 million in net cash proceeds from the Offering, and (B) a requirement that not less than $5.1 million be applied to prepay indebtedness owed to TriplePoint pursuant to Promissory Note 0647-GC-01-01 dated September 22, 2010, executed by Agri-Energy in favor of TriplePoint (the “Payoff Note”)), (1) permit the End of Term Payment (as designated in the Payoff Note) to be payable in 12 equal monthly installments commencing on January 1, 2014 and ending on December 1, 2014, rather than requiring such payment on the date of prepayment of the Payoff Note, (2) waive any prepayment premium (but not any End of Term Payment) with respect to the Payoff Note, Promissory Note 0647-GC-03-01 and Promissory Note 0647-GC-03-02, (3) re-price the three outstanding warrants to purchase common stock of the Company that are held by TriplePoint, which as of November 30, 2013 are exercisable in the aggregate for 388,411 shares of the Company’s common stock, to reflect an exercise price equal to the closing price of the Company’s common stock on the NASDAQ Global Market as of the trading date immediately prior to the closing of the Offering, (4) waive the requirement for Agri-Energy to make principal amortization payments during the period from the date the conditions above are satisfied through December 31, 2014 (the “Restructure Period”), (5) raise the interest rates on the Secured Obligations (as defined in the Agri-Energy Loan Agreement, including Promissory Note 0647-GC-03-01, and Promissory Note 0647-GC-03-02) to 13% during the Restructure Period (provided that such rate will return to 11% following the Restructure Period so long as no event of default under the Amended Agri-Energy Loan Agreement shall be continuing on the last day of the Restructure Period) and (6) during the period beginning January 1, 2015, and continuing through and including the final monthly installment due under any promissory note issued for the benefit of TriplePoint under the Amended Agri-Energy Loan Agreement, adjust the monthly payment due and payable to 50% of the fully amortizing amount of principal and interest otherwise due and payable for such month, applied first to outstanding accrued interest and then to principal, with the remaining 50% portion of such required payments of principal and interest for such month accruing and made due and payable at the time of the final monthly installment; and (v) permit dividends and distributions to (A) pay regularly scheduled interest on the Company’s 7.5% convertible senior notes due 2022 (the “2012 Notes”) and (B)(1) convert all or any portion of indebtedness or such amounts payable under the terms of the 2012 Notes or certain indebtedness incurred to refinance the 2012 Notes (including any coupon make whole payment) into common stock of the Company and/or Gevo Development, LLC in accordance with the terms of the documents governing the 2012 Notes or such refinancing indebtedness and (2) make cash payments in lieu of issuing fractional shares in connection with any conversion described in clause (B)(1) above or in connection with any issuance of stock resulting from the exercise of any warrant.

The foregoing descriptions of the First Warrant Amendment, Second Warrant Amendment, Third Warrant Amendment, Security Agreement Amendment, TriplePoint Amendment and IP Security Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and the terms of each of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

The information set forth in the Introductory Note is incorporated herein by reference.

On December 11, 2013, the Company issued a press release announcing that the Common Stock Units to be sold in the Offering would be sold at a public offering price of $1.35 per unit. Pursuant to the terms of the Underwriting Agreement, as described above, the Underwriter has the option to purchase up to an additional 2,778,750 shares of the Company’s common stock and/or Warrants to purchase up to 2,778,750 shares of common stock. The Offering is expected to close on or about December 16, 2013, subject to customary closing conditions. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

A shelf registration statement relating to the Common Stock Units to be issued in the Offering was filed with the SEC and is effective. Preliminary and final prospectus supplements describing the terms of the Offering have also been filed with the SEC. Copies of the final prospectus supplement and the accompanying prospectus relating to the securities being offered may also be obtained from Piper Jaffray & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, via telephone at 800-747-3924 or email at prospectus@pjc.com. Electronic copies of the final prospectus supplement and accompanying prospectus will also be available on the SEC’s website at http://www.sec.gov.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the attached exhibits may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, without limitation, the Company’s expectations regarding the sale of its securities in the Offering, the Underwriter’s exercise of its over-allotment option in the Offering, the Company’s intended use of the net proceeds from the Offering, the anticipated closing date of the Offering and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the prospectus supplement for the Offering. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated December 11, 2013, by and between Gevo, Inc. and Piper Jaffray & Co.

4.1	First Amendment to Plain English Warrant Agreement, relating to Warrant Number 0647-W- 01, dated December 11, 2013, by and between Gevo, Inc. and TriplePoint Capital LLC.

4.2	First Amendment to Plain English Warrant Agreement, relating to Warrant Number 0647-W- 02, dated December 11, 2013, by and between Gevo, Inc. and TriplePoint Capital LLC.

4.3	First Amendment to Plain English Warrant Agreement, relating to Warrant Number 0647-W- 03, dated December 11, 2013, by and between Gevo, Inc. and TriplePoint Capital LLC.

5.1	Opinion of Paul Hastings LLP.

10.1	Fourth Amendment to Plain English Security Agreement, dated December 11, 2013, by and between Gevo, Inc. and TriplePoint Capital LLC.

10.2	Second Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement, dated December 11, 2013, by and among Gevo, Inc., Agri-Energy, LLC and TriplePoint Capital LLC.

10.3	Plain English Intellectual Property Security Agreement, dated December 11, 2013, between Gevo, Inc. and TriplePoint Capital LLC.

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).

99.1	Press Release dated December 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Mike Willis
Mike Willis
Chief Financial Officer

Date: December 12, 2013